UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2007

K-SEA TRANSPORTATION PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31920	20-0194477
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Tower Center Boulevard, 17th Floor
East Brunswick, New Jersey	08816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 565-3818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Effective March 23, 2007, K-Sea Operating Partnership L.P. (“K-Sea OLP”), a wholly owned subsidiary of K-Sea Transportation Partners L.P. (the “Partnership”), entered into Amendment No. 5 (“Amendment No. 5”) to its Loan and Security Agreement dated March 24, 2005 (as amended, the “Amended Credit Agreement”) among K-Sea OLP, as Borrower, the Lenders party thereto, KeyBank National Association, as administrative agent and collateral trustee for the Lenders, LaSalle Bank, National Association, as syndication agent, and Citizens Bank of Pennsylvania, as documentation agent.

Amendment No. 5 increases the maximum amount of borrowings available under the Amended Credit Agreement from $75 million to $100 million.  The $25 million increase was committed by two new lenders, Citibank N.A. and HSBC Bank USA, National Association, who were added to the lending group.  In addition, Amendment No. 5 provides that K-Sea OLP may, at any time and from time to time so long as no default or event of default has occurred and is continuing, request an increase in the commitments under the Amended Credit Agreement by up to an aggregate maximum of $50 million.

KeyBank National Association and its affiliates or predecessors have in the past performed, and may in the future from time to time perform, investment banking, advisory, general financial or commercial services for the Partnership and its subsidiaries for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Amendment No. 5, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith.

(d)           Exhibits.

10.1                           Amendment No. 5 to Loan and Security Agreement dated as of March 23, 2007 by and among K-Sea Operating Partnership L.P., as Borrower, the Lenders party thereto, KeyBank National Association, as administrative agent and collateral trustee for the Lenders, LaSalle Bank, National Association, as syndication agent, and Citizens Bank of Pennsylvania, as documentation agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SEA TRANSPORTATION PARTNERS L.P.

	By:	K-SEA GENERAL PARTNER L.P.,
its general partner

		By:	K-SEA GENERAL PARTNER GP
LLC, its general partner

		By:	/s/ John J. Nicola
Date: March 29, 2007			John J. Nicola
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1

Amendment No. 5 to the Loan and Security Agreement dated as of March 23, 2007 by and among K-Sea Operating Partnership L.P., as Borrower, the Lenders party thereto, KeyBank National Association, as Administrative Agent and Collateral Trustee for the Lenders, LaSalle Bank, National Association, as Syndication Agent, and Citizens Bank of Pennsylvania, as Documentation Agent.